Exhibit 99.1

Investor Presentation November 2008 sm

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements made in this presentation, other than statements of historical fact, are forward-looking statements. The words "look forward to," "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "could," "guidance," "potential," "opportunity," "continue," "project," "forecast," "confident," "prospects," "schedule," "designed," "future," "discussions," "if" and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then- current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its clients operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic clients and suppliers and the timing of the establishment, extension or termination of its relationships with strategic clients, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Measures GSI's consolidated financial statements are prepared and presented in accordance with GAAP. To supplement our consolidated financial statements, in this presentation, we use the non-GAAP financial measures of non-GAAP net revenues and non-GAAP income from operations. We also discuss certain ratios that use those measures. The non-GAAP measures and ratios presented are not intended to be considered in isolation of, as a substitute for, or superior to our GAAP financial information. We have included reconciliations later in this release of the non-GAAP measures to the nearest GAAP measure. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as to the operating results of comparable companies. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business. Non-GAAP net revenues. We define non-GAAP net revenues as net revenues minus cost of revenues from product sales and marketing expenses. Marketing expenses principally include client revenue share expenses, net advertising and promotional expenses, subsidized shipping and handling expenses, and catalog expenses. We consider non-GAAP net revenues to be a useful metric for management and investors because (1) it provides a metric for our investors to understand and analyze our company and (2) it provides investors with one of the primary metrics used by the company for evaluation and decision making purposes. We and many of our investors view us as a technology and business services company. Since most technology and business service companies generate their revenues from service fees and do not have product sales, we believe that by subtracting cost of revenues from product sales and marketing expenses from our net revenues from product sales, the company and investors will be better able to assess our revenues on a basis that more closely approximates the net revenues of other technology and business services companies. Further, management uses this metric for evaluating the performance of our business, making operating decisions and for budgeting purposes. Non-GAAP income from operations. We define non-GAAP income from operations as income from operations excluding stock-based compensation, depreciation and amortization expenses and acquisition-related integration expenses. We consider non-GAAP income from operations to be a useful metric for management and investors because it excludes certain non-cash and non-operating items. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when valuing equity awards under SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business. We believe the exclusion of acquisition-related integration expenses permits evaluation and a comparison of results for on-going business operations, and it is on this basis that management internally assesses the company's performance.

Business and technology services company providing e-commerce and interactive marketing solutions. Focused solely on the enterprise market. ~ 200 clients globally. ~ 4,800 employees (9/30/08). Vision - to be the worldwide leader in e-commerce and multichannel services for great consumer brands. GSI Commerce, Inc. (Nasdaq : GSIC) overview e-commerce services interactive marketing services financials

Company Operates In Two Business Segments overview e-commerce services interactive marketing services financials fulfillment technology customer care e-Commerce Services e-mail services digital agency Interactive Marketing Services Account Management & Strategy

~ 200 Clients Globally * * Slide shows selected clients. * Slide shows selected clients. overview e-commerce services interactive marketing services financials

A leading provider among Internet Retailer's Top 500 companies Methodology: Every mention was counted under the vendor section for the 500 retailers in the Internet Retailer Guide 2008 Edition.

Full Suite of Services Creates Meaningful Cross-Sell Opportunities U.S. Internat'l Tech Fulfillment Customer Care gsi interactive e-Dialog overview e-commerce services interactive marketing services financials e-Commerce Services Interactive Marketing Services

Competition e-Commerce Services Primary competition comes from companies that provide a component of GSI's overall solution set. Interactive Marketing Services overview e-commerce services interactive marketing services financials IBM, ATG, Microsoft West, Convergys DHL, UPS digital marketing services agencies aQuantive (Avenue A/Razorfish), Publicis, Omnicom, WPP and Interpublic data aggregation and e-mail companies Experian(CheetahMail), Harte-Hanks (Postfuture), Epsilon, Responsys

e-Commerce Services overview e-commerce services interactive marketing services financials fulfillment technology customer care e-Commerce Services

e-Commerce Services - U.S. and International 3 primary service offerings: Technology Fulfillment Customer Care Services sold either modularly or as an integrated solution. ~ 85 clients including 7 international in 15 merchandise categories. Long-term deals with predictable revenue streams tied to transactions. Adding 5 to 10 U.S. clients / 1 to 2 international clients per year. Acquisitions for e-commerce services: 3 acquisitions since 2006 (Aspherio, Accretive Commerce and Zendor). 1 pending acquisition (Innotrac). Additional acquisitions possible. Last four quarters net revenues of $862.4 million and segment operating income* of $46.6 million. overview e-commerce services interactive marketing services financials * Segment operating income is before depreciation, amortization and stock-based compensation includes acquisition-related costs, and is not the same as non-GAAP income from operations, which excludes acquisition-related costs.

Agreement to Acquire Innotrac Corporation (Nasdaq:INOC) Expands infrastructure capacity. 8 facilities - 7 primarily used for fulfillment and 1 primarily for customer care. After the acquisition closes, GSI will operate ~ 4.7 million sq. ft. of fulfillment space and 2,165 customer call center seats. Enables regional U.S. distribution. Fulfillment center in Reno, Nev., to offer regional fulfillment to GSI clients in 2009. Increases client base. Provides services to ~ 30 clients in retail, telecommunications and direct marketing. Positive impact on FY2009 financials expected. Innotrac had net revenues of $128.2 million, income from operations of $4.5 million and non- GAAP income from operations of $9.1 million* for 12 months ending June 30, 2008. As previously announced by Innotrac, these results include contribution from a significant client in the telecommunications category whose fulfillment contract will expire in the middle of 2009 and is not expected to renew. Innotrac had $49.9 million in gross property and equipment and net property and equipment of $17 million, as of June 30, 2008. GSI will acquire Innotrac for $52 million, consisting of cash of $22 million and shares of GSI common stock valued at $30 million. As of June 30, 2008, Innotrac had net debt of $9.9 million, making the aggregate value of the transaction $61.9 million. overview e-commerce services interactive marketing services financials * Non-GAAP income from operations equals income from operations plus $0.2 million of stock-based compensation expenses and $4.4 million of depreciation and amortization expenses.

overview e-commerce services interactive marketing services financials

e-Commerce Services Overview

technology

- Hosted e-commerce solution (high availability, redundant, secure)
- Proprietary foundation integrated with leading third-party point applications and middleware
- Centralized order hub and payment gateway
- Integrated business intelligence
- Suite of robust remote site management tools (catalog, content and promotions)
- Meaningful annual investment supports new product features and functions, platform enhancements and infrastructure growth & maintenance fulfillment

- 6 multi-tenant fulfillment centers - 4 U.S. & 2 international
- ~ 70 clients
- Substantial investment in leading commercial technology and automation
- Extensive value-added services provided (e.g., engraving, heat transfer, embroidery)

customer care

- 5 customer care centers in U.S. and U.K.
- ~ 70 clients
- ~ 1,600 agent workstations
- 24x7 fail-over support
- customer care centers contribute to online sales

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overview e-commerce services interactive marketing services financials

Fulfillment and Customer Care Centers


U.K.

Fulfillment Centers

- Louisville, Ky. ~ 470,000 sq. ft.
- Shepherdsville, Ky. ~ 697,000 sq. ft.
- Richwood, Ky. ~ 540,000 sq. ft.
- Martinsville, Va. ~ 479,000 sq. ft.
- Chadderton, U.K. ~ 137,000 sq. ft.
- Rochdale, U.K. ~ 63,000 sq. ft.

Customer Care Centers

- Eau Claire, Wis. ~ 500 workstations
- Martinsville, Va. ~ 350 workstations
- Brunswick, Ga. ~ 255 workstations
- Melbourne, Fla. ~ 490 workstations
- Chadderton, U.K. ~ 50 workstations

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gsi commerce

Healthy & Growing U.S. e-Commerce Services Market 1 According to the "State of Retailing Online 2007" published by Shop.Org and Forrester Research. 2 Forrester Research excludes travel in calculating its b2c, retail sales as reported in the "U.S. e-Commerce: Five-Year Forecast: 2008 - 2012" published by Forrester Research Inc., February 2008. overview e-commerce services interactive marketing services financials Retailers spent 20% of revenue on fulfillment, customer service and technology in 2006.1 Assuming that spend remains steady at 20% through 2012, the U.S. market opportunity for providers of e-commerce services (technology, fulfillment and customer care) grows from $34.9 billion in 2007 to $66.9 billion by 2012. $ in billions 2007 2008 2009 2010 2011 2012 16.9% 15.4% 13.8% 12.4% 11.2% 13.9% CAGR of U.S. e-commerce 2 $34.9 $174.5 $40.8 $204.0 $47.1 $235.4 $53.6 $267.8 $60.2 $301.0 $66.9 $334.7 U.S. e-commerce market opportunity for e-commerce services providers U.S. e-commerce market growth estimates 2

European e-Commerce Market - Large & Becoming Larger Source: IDC, Internet Commerce Model 11.1 Worldwide b2c e-Commerce Spend Asia Pacific 16% Japan 5% ROW 4% Asia Pacific 15% Japan 4% ROW 6% 2006 $517.6 billion 2010 $1,009.2 billion USA 33% USA 27% W. Eur. 42% W. Eur. 48% overview e-commerce services interactive marketing services financials

Interactive Marketing Services overview e-commerce services interactive marketing services financials e-mail services digital agency Interactive Marketing Services

Two groups within interactive marketing services: Digital agency services - gsi interactive e-Mail marketing services - e-Dialog ~ 540 employees - King of Prussia, Pa., Boston, New York, Seattle and London. Provides interactive marketing and e-mail marketing services to ~ 170 clients in the U.S. and Europe. e-Dialog acquired in Feb. 2008. Additional acquisitions possible. Last four quarters net revenues of $65.6 million and segment operating income* of $10.1 million. Interactive Marketing Services Overview overview e-commerce services interactive marketing services financials * Segment operating income is before depreciation, amortization and stock-based compensation includes acquisition-related costs, and is not the same as non-GAAP income from operations, which excludes acquisition-related costs.

Digital Agency overview e-commerce services interactive marketing services financials Provides services to ~ 50 e-commerce clients. ~ 185 staff in King of Prussia, Pa. User Experience & Design (46% of digital agency revenue in FY07) Brand development and strategic account planning Creative - user experience & site design Interactive Marketing (31% of digital agency revenue in FY07) Online marketing (search, affiliate, comparison shopping engines, display) Catalog services Studio Services (23% of digital agency revenue in FY07) Content development & digital photography.

overview e-commerce services **interactive marketing services** financials

e-Mail Marketing Services

dialog®
Intelligent e-Mail Marketing. Precisely.

- Ranked as market-leading provider of advanced e-mail marketing solutions by both Jupiter & ForresterResearch.
- Provides e-mail technology, strategic services, tactical planning, implementation and support services.
- Provides services to ~ 128 blue-chip clients - U.S. & Europe.
- ~ 355 employees - Boston, New York, Seattle, and London.
- More than 20% of business comes from Europe.
- Sent 7.4+ billion permission based e-mails in 2007 and sends e-mail in more than a dozen languages.

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Growing Online Advertising Market Estimated U.S. online advertising as % of total U.S. advertising spend Estimated U.S. online advertising revenues 2007 2008 2009 2010 2011 $21.1 $25.9 $30.0 7.4% 8.8% 13.0% 10.0% 11.4% $41.0 $51.0 19.3% CAGR Source: eMarketer, March 2008 $ in billions overview e-commerce services interactive marketing services financials 2012 15.4% $35.0

Growing B2C U.S. e-Mail Market overview e-commerce services interactive marketing services financials 2007 2008 2009 2010 2011 $1,054 2012 $1,185 $1,325 $1,475 $1,642 $1,827 12% CAGR Source: JupiterResearch E-mail Model, 7/07 (US). 2007 Copyright JupiterResearch, LLC. B2C e-Mail Spending in United States $ in Millions

Interactive Marketing Services - a Multichannel Requirement Almost $400 billion of store sales - or 16% of total retail sales - were directly influenced by the Web (cross-channel sales) in 2006. This will grow at a 17% CAGR over the next five years resulting in cross-channel sales of more than $1 trillion by 2012. * 51% of online consumers have researched and then purchased offline. * 45% of online consumers buy additional products once inside an offline store. * 2006 2007 2008 2009 2010 2011 2012 16% 20% 24% 28% 32% 35% 38% $2,481 $2,552 $2,627 $2,705 $2,787 $2,873 $2,954 Total Cross-Channel Sales - % * Total Retail Sales, Excluding Travel * CAGR = 17% * Source: Forrester Research Inc., "The Web's Impact on In-Store Sales: U.S. Cross-Channel Sales Forecast, 2006 to 2012.", May 7, 2007. $ in billions overview e-commerce services interactive marketing services financials

Financials overview e-commerce services interactive marketing services financials

YTD Financial Highlights . . . overview e-commerce services interactive marketing services financials First 9 Months FY07 First 9 Months FY08 Net Revenues $ 414.8 $ 575.5 +39% Non-GAAP Net Revenues $ 174.7 $ 298.5 +71% e-Commerce Services Net Revenues $ 407.1 $ 531.6 +31% Interactive Marketing Services Net Revenues $ 18.0 $ 56.7 +215% Non-GAAP Income from Operations $ 4.3 $ 13.2 +208%

YTD Highlights . . . overview e-commerce services interactive marketing services financials e-Commerce Services Extended agreements with Dick's Sporting Goods (2024), Aeropostale (2018) and 5 additional multiyear extensions that included Polo Ralph Lauren and The Warnaco Group. Launched 17 Web stores - 14 in U.S. and 3 in Europe. 7 new e-commerce services clients. Interactive Marketing Services gsi interactive named 'agency of record' for interactive marketing services by Dick's Sporting Goods and Toys "R" Us. e-Dialog signed 18 new clients including cross-sells to existing e-commerce clients such as MLB.com, The Warnaco Group and Cost Plus World Market.

GSI's Revenue Model FY2007 Marketing GSI records certain revenues gross (product sales) and certain revenues net (services fees). Internally, GSI adjusts revenue to view all revenue streams on a more comparable economic basis. It is how the company evaluates growth, margin trends and client concentration. GSI views itself as a business and technology services company. As a result, the company nets all transactions down instead of grossing them up like a traditional retailer. $ in millions overview e-commerce services interactive marketing services financials $421.2 non-GAAP net revenue $328.8 $750.0 net revenue Costs of revenues from product sales $356.6 $64.6 (subsidized shipping, advertising costs, catalog costs and revenue share charges)

Mix Shift - GAAP Net Revenues & Non-GAAP Net Revenues net revenues non-GAAP net revenues FY2005 FY2006 FY2007 FY2004 FY2003 $ in Millions overview e-commerce services interactive marketing services financials CAGR 33% $241.9 CAGR 47% $70.7 $335.1 $440.4 $609.6 $750.0 $111.8 $149.5 $229.6 $328.8 The shift in net revenues mix from gross transactions (product sales) to net transactions (service fees) has caused non-GAAP net revenues to grow more quickly than net revenues . . .

Non-GAAP Income from Operations - Consistently Strong Growth overview e-commerce services interactive marketing services financials $.260 $14.1 $21.3 $38.5 $52.3 FY2005 FY2006 FY2007 FY2004 FY2003 CAGR 277% $ in Millions 36% 81% 51% 5,323% .. . . Which is reflected in the company's strong growth in Non-GAAP Income from Operations

Viewing GSI's Business on a Non-GAAP Net Revenues Basis On a net revenues basis, GSI's margins more closely resemble the economics of a retailer. However, in FY2007, approx. 72% of non-GAAP net revenues were derived from service fees. When viewed as a % of non-GAAP net revenues, non-GAAP income from operations margins more closely resemble the economics of business and technology services companies. FY2007 non-GAAP Net Revenues Net Revenues non-GAAP income from operations $750.0 $52.3 $328.8 7.0% 15.9% $ in Millions overview e-commerce services interactive marketing services financials $100 $200 $300 $400 $500 $600 $700 $800 2% 4% 6% 8% 10% 12% 14% 16% 18% non-GAAP income from operations as a % of net revenues * $52.3 non-GAAP income from operations as a % of non-GAAP net revenues * * See Appedix for GAAP and Non-GAAP Operating Margins.

Technology, Fulfillment & Customer Care as % of CapX FY2006 Net Cash Paid Capital Expense $42.6 Million FY2007 Net Cash Paid Capital Expense $54.2 Million* overview e-commerce services interactive marketing services financials 61.5% Technology 12.0% 19.0% 7.5% Fulfillment Customer Care Other 57.5% 28.0% 4.6% 9.9%

Appendices overview e-commerce services interactive marketing services financials

Reconciliation of GAAP Income from Operations to Non-GAAP Income from Operations January 1, December 30, December 29, December 28, January 3, January 1, December 31, December 30, 2000 2000 2001 2002 2004 2005 2005 2006 (29,145) $ (53,568) $ (32,497) $ (34,437) $ (13,064) $ (401) $ 2,878 $ 9,647 $ 2,655 4,983 10,282 401 1,935 3,576 3,805 7,578 728 8,074 6,662 10,509 11,386 10,944 14,635 21,297 (25,762) $ (40,511) $ (15,553) $ (23,527) $ 257 $ 14,119 $ 21,318 $ 38,522 $ Twelve Months Ended FY1999 FY2000 FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 Reconciliation of GAAP income from operations to non-GAAP GAAP income from operations Acquisition related integration expenses Stock-based compensation Depreciation and amortization (1) Non-GAAP income from operations (1) Includes amortization expense of acquisition related intangibles of $4,531 for the fiscal year ended December 29, 2007. (Unaudited) GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP INCOME FROM OPERATIONS AND RECONCILIATION TO GAAP RESULTS (In thousands) 4,942 $ 1,597 8,419 37,337 52,295 $ December 29, 2007 FY2007 -- -- -- -- -- -- -- -- overview e-commerce services interactive marketing services financials

GAAP Net Revenues to non-GAAP Net Revenues Reconciliations overview e-commerce services interactive marketing services financials January 3, January 1, December 31, December 30, December 29, 2004 2005 2005 2006 2007 Reconciliation of GAAP net revenues to non-GAAP net revenues: GAAP net revenues 241,919 $ 335,104 $ 440,392 $ 609,553 $ 749,957 $ Cost of revenues from product sales (154,731) (203,383) (263,829) (331,253) (356,541) Marketing expenses (16,448) (19,932) (27,086) (48,659) (64,573) Non-GAAP net revenues 70,740 $ 111,789 $ 149,477 $ 229,641 $ 328,843 $ Twelve Months Ended GSI COMMERCE, INC. AND SUBSIDIARIES NON-GAAP NET REVENUES AND RECONCILIATION TO GAAP RESULTS (In thousands)

GAAP and non-GAAP Operating Margins overview e-commerce services interactive marketing services financials FY2007 December 29, 2007 Income From Operations ÷ Net Revenues Net Revenues 750.0 $ Income From Operations 4.9 $ Income From Operations ÷ Net Revenues 0.65% Non - GAAP Income from Operations ÷ Net Revenues Net Revenues 750.0 $ Non-GAAP Income From Operations 52.3 $ Non - GAAP Income from Operations ÷ Net Revenues 6.97% Non - GAAP Income from Operations ÷ Non - GAAP Net Revenues Non-GAAP Net Revenues 328.8 $ Non-GAAP Income From Operations 52.3 $ Non - GAAP Income from Operations ÷ Non - GAAP Net Revenues 15.91% GAAP and Non-GAAP Operating Margins (in thousands)

Segment Reporting overview e-commerce services interactive marketing services financials

Segment Reporting . . . continued overview e-commerce services interactive marketing services financials overview e-commerce services interactive marketing services financials Segment Reporting . . . continued

Segment Reporting . . . continued overview e-commerce services interactive marketing services financials E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 737,832 $ 26,894 $ (14,769) $ 749,957 $ Operating expenses before depreciation, amortization and stock-based compensation expense 691,749 22,279 (14,769) 699,259 Operating income before depreciation, amortization and stock-based compensation expense 46,083 4,615 - 50,698 Depreciation and amortization 37,337 Stock-based compensation expense 8,419 Income from operations 4,942 Interest expense 6,016 Interest income (9,270) Other expense, net 237 Loss on investments 5,007 Income before income taxes 2,952 $ Twelve Months Ended December 29, 2007 E-Commerce Interactive Intersegment Services Marketing Services Eliminations Consolidated Net revenues 600,732 $ 18,968 $ (10,147) $ 609,553 $ Operating expenses before depreciation, amortization and stock-based compensation expense 563,594 17,584 (10,147) 571,031 Operating income before depreciation, amortization and stock-based compensation expense 37,138 1,384 - 38,522 Depreciation and amortization 21,297 Stock-based compensation expense 7,578 Income from operations 9,647 Interest expense 3,107 Interest income (6,075) Other expense, net 37 Loss on investments 2,873 Income before income taxes 9,705 $ Twelve Months Ended December 30, 2006